SCHEDULE 14C INFORMATION
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                  (Name of Registrant as Specified in Charter)

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                               MTB GROUP OF FUNDS

                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010

                                 August __, 2005

Dear Shareholder,

                  This letter is being provided to notify the shareholders of MTB Large Cap Value Fund and MTB Large Cap Value Fund II (Funds), each a portfolio of MTB Group of Funds (Trust), of a "change of control" of the Funds' investment sub-advisor, NWQ Investment Management Company LLC (NWQ). This change of control caused the Funds' investment sub-advisory agreements (Prior Agreements) to automatically terminate under the provisions of the Investment Company Act of 1940, thereby requiring the Board of the Funds to approve new sub-advisory agreements with NWQ which are substantially identical to each Fund's Prior Agreement except for the dates of execution and termination.

                  The Trust and MTB Investment Advisors, Inc. ("MTBIA") received an exemptive order from the U.S. Securities and Exchange Commission that permits MTBIA, as the Funds' investment advisor, to hire new sub-advisors or make changes to the existing sub-advisory agreements with the approval of the Trust's Board of Trustees, but without obtaining approval of the shareholders of the affected Fund. As a condition of this exemptive order, MTBIA and the Trust are required to furnish shareholders with information about the new sub-advisors or sub-advisory agreements.

                  The enclosed "Information Statement" provides information relating to the change of control of NWQ and the approval of the new subadvisory agreements. The changes described in the "Information Statement" do not require shareholder approval.

                  Please take a few minutes to review the attached materials and thank you for your investment in MTB Group of Funds.


Sincerely,


Carl W. Jordan
President
MTB Group of Funds

                              INFORMATION STATEMENT

                               MTB GROUP OF FUNDS

                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010


         This Information Statement is being provided to shareholders of MTB Large Cap Value Fund (Large Cap Value Fund) and MTB Large Cap Value Fund II (Large Cap Value Fund II) (collectively, the Funds), each a portfolio of MTB Group of Funds (Trust), to provide information regarding a change of control of the Funds' investment sub-advisor, NWQ Investment Management Company LLC (NWQ). This change of control caused the Funds' investment sub-advisory agreements (Prior Agreements) to terminate under the provisions of the Investment Company Act of 1940 (1940 Act), thereby requiring the Board of Trustees of the Funds (Board) to approve new sub-advisory agreements with NWQ which are substantially identical to each Fund's Prior Agreement except for the dates of execution and termination. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Change of Control

         NWQ is a 97%-owned subsidiary of Nuveen Investments, Inc. (Nuveen) which, prior to the transactions described below, was, in turn, a 78%-owned subsidiary of The St. Paul Travelers Companies (St. Paul Travelers). Through a series of transactions (Transaction), the last of which occurred on July 28, 2005, St. Paul Travelers divested itself of its entire equity interest in Nuveen, causing Nuveen to become an independent publicly-held company. Accordingly, effective July 28, 2005, Nuveen succeeded St. Paul Travelers as the controlling shareholder of NWQ.

         The 1940 Act provides that a "change of control" of a fund's advisor or subadvisor results in an "assignment," and a consequent automatic termination, of the investment management agreement between the fund and the advisor. Accordingly, as a result of the consummation, effective July 28, 2005, of the final stage of the Transaction, the Prior Agreements dated December 7, 2004 among the Funds, MTB Investment Advisors, Inc., as the Funds' investment advisor (MTBIA) and NWQ, terminated on that date. In anticipation of pending termination of the Prior Agreements, the Board, at its June 29-30, 2005 regular meeting, approved new subadvisory agreements (New Agreements) with NWQ, having terms substantially identical to the terms of the Prior Agreements except for the dates of execution and termination, to take effect on the date of the termination of the Prior Agreements (i.e., July 28, 2005).

         Under the terms of the New Agreements, NWQ makes investment decisions for the assets of the relevant Fund allocated to it by MTBIA, and continuously reviews, supervises and administers such Fund's investment programs with respect to these assets.

         The New Agreements do not require shareholder approval because the Trust has received permission from the U.S. Securities and Exchange Commission
(SEC) to enter into new sub-advisory agreements without the delay and expense of a shareholder vote. This special permission was made subject to several conditions. One of the conditions, which has been satisfied, is that the shareholders of each of the Funds must approve a policy to permit the Trust's board and investment advisor to appoint and replace sub-advisors for the Funds and to enter into and amend their sub-advisory contracts without seeking shareholder approval. Another condition requires shareholders to be notified of the details of any new sub-advisory agreements entered into by the Trust by sending the shareholders an Information Statement within 90 days of the hiring of the new subadvisor. Therefore, you are receiving this Information Statement.

         Details of Sub-Advisory Relationship
         On December 7, 2004, the Board unanimously approved the recommendation of MTBIA, 100 East Pratt Street, 17th floor, Baltimore, MD 21202, to hire NWQ as a sub-advisor for the Funds. MTBIA and its predecessors or affiliates have been the investment advisor to the Funds since their inception. MTBIA continues to serve as such under two separate Investment Advisory Contracts (collectively, the "Advisory Contract") that were last approved by Consents of Sole Shareholder dated September 24, 1997 (Large Cap Value Fund) and May 1, 2002 (Large Cap Value Fund II). Under the Advisory Contract, MTBIA has the overall responsibility, subject to the oversight of the Board, for providing investment advisory services to the Trust. Also under the Advisory Contract, MTBIA is permitted to hire sub-advisors to assist it in investing the Trust's assets. MTBIA monitors and evaluates the performance of any sub-advisors and makes recommendations to the Board regarding their hiring, termination and replacement.

         Section 15(f) of the 1940 Act

         Section 15(f) of the 1940 Act provides that an investment advisor/sub-advisor to a mutual fund (or its affiliates) may receive any amount or benefit in connection with a sale of any interest in such advisor which results in an assignment of an advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of directors or trustees of the fund cannot be "interested persons" of the new advisor or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

         In connection with the first condition of Section 15(f), the Trust currently meets this condition and expects to be able to continue meeting this condition. With respect to the second condition of Section 15(f), an "unfair burden" on a fund is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment advisor or its predecessor, or any interested person of such advisor, predecessor, or successor, receives or is entitled directly or indirectly to receive any compensation of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for other than bona fide investment advisory or other services. Both NWQ and Nuveen have represented to the Trust that they are not aware of any arrangement whereby NWQ or any "interested person" of NWQ would impose an unfair burden on the Funds within the meaning of Section 15(f).

         Board Evaluation

         In approving the New Agreements, the Board met at a regular meeting on June 29-30, 2005 and carefully evaluated: (1) the nature, extent and quality of the services expected to be rendered to the Fund by NWQ; (2) the distinct investment objective and policies of the Fund; (3) the history, organizational structure, financial condition and reputation of NWQ, and the qualification and background of NWQ's personnel; (4) the practices and policies of NWQ with respect to selecting brokers and executing trades; (5) certification by NWQ of the existence and adequacy of an advisor compliance program under the Investment Advisers Act of 1940; (6) any regulatory, compliance or litigation matters; (7) business continuity and document management programs; (8) the investment performance records of NWQ; (9) the reasonableness of the fees to be paid to and the profits to be realized by NWQ (including any benefits to be received by NWQ or its affiliates in connection with soft dollar arrangements); (10) whether the fees to be paid to NWQ were competitive with the fees they charge other clients that are similarly managed; (11) how competitive forces in the market impacted the ability to secure the services of NWQ and negotiate fees; (12) the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale; (13) the reasonableness of the fees that would be retained by MTBIA, before and after any voluntary waivers, and that there would be no changes to the advisory fees charged to the Funds; and
(14) other factors deemed relevant. The Board relied upon MTBIA's report to the Board that the nature of the services to be provided by, and the fees to be paid to, NWQ are no less favorable to the Funds than are available from other prospective sub-advisors, noting in that regard that all fees to NWQ will be paid by MTBIA, and not by the Funds.

         The Board's decision to approve the New Agreements reflects the exercise of its business judgment on whether the proposed sub-advisory arrangements would be in the best interest of each Fund. During the course of its review of these agreements, the Board considered and relied upon many factors, among the most material of which are those set forth above.

         In particular, the Board relied upon the fact that MTBIA remains the party primarily responsible for the performance of the Funds, through its selection and retention (subject to approval of the Board) and continued supervision of NWQ, and that MTBIA initially recommended to the Board the engagement of NWQ after extensive research of numerous candidate firms. The Board also relied upon the fact that MTBIA initially negotiated fee arrangements with NWQ on an arms-length basis.

         Finally, the Board based its decision on the following additional considerations: (1) the fact that the terms of the New Agreements are substantially identical to the Prior Agreements, except for the dates of execution and termination; (2) the receipt of the representation by NWQ and Nuveen that they are not aware of any arrangement whereby NWQ or any "interested person" of NWQ would impose an unfair burden on the Funds within the meaning of
Section 15(f) of the 1940 Act; and (3) the receipt of a written representation by NWQ that there is no material change to the information previously provided to the Board in connection with the Board's initial approval of NWQ as subadvisor to the Funds at its December 2004 regular meeting, and that the consummation of the Transaction will not result in any change in NWQ's relationship with the Funds, including any change in the personnel or management of NWQ.

         Compensation

         Pursuant to the terms of the New Agreements, NWQ receives a sub-advisory fee from MTBIA at the annual rate of 0.45% of the average daily net assets of the Large Cap Value Fund and Large Cap Value Fund II that it manages. The new sub-advisory arrangements will not affect the advisory fees or total expenses payable by the Funds. All sub-advisory fees will be paid by MTBIA out of its investment advisory fee. NWQ may voluntarily waive all or a portion of its sub-advisory fee in its sole discretion.

         Additional Information on NWQ

         NWQ is a registered investment advisor that was founded in 1982 and most recently reorganized in August 2002 as a Delaware limited liability company. NWQ is an independently-managed, wholly-owned subsidiary of Nuveen, except for a less-than-3% equity interest held by certain members of NWQ's management and investment team. Nuveen is a publicly held company, whose address is 385 Washington Street, Saint Paul, Minnesota 55102-1396. NWQ's principal business address is 2049 Century Park East, Los Angeles, California 90067. As of December 31, 2004, NWQ managed approximately $30.9 billion in assets.

         Following is a list of the directors and principal executive officers of NWQ and their principal occupation. Unless otherwise noted, the address of each person listed is 2049 Century Park East, Los Angeles, California 90067.

----------------------------------------------------------- ---------------------------------------------------------
Name                                                        Principal Occupation
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Mendez, Michael C.                                          President and Chief Executive Officer
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Bosse, Jon D.                                               Chief Investment Officer, Executive Committee Member
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Friedel, E. C. (Ted)                                        Managing Director, Executive Committee Member
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Iben, David B.                                              Managing Director
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Thomas, Phyllis G.                                          Managing Director
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Katerndahl, Carl M.                                         Managing Director
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Galbreath, James H.                                         Managing Director
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Slaven, Mary-Gene                                           Managing Director
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Sternal, Ronald R.                                          Managing Director
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Carne, Michael J.                                           Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Frankel, Kenneth                                            Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Goshtigian, Patrick G.                                      Senior Vice President, Director of Administration &
                                                            Institutional Services
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Hechmer, Paul J.                                            Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Morris, Mark A.                                             Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Patterson, Mark R.                                          Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Severson, John E.                                           Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Stumpf, David M.                                            Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Tenser, Gregg S.                                            Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Urban, Raymond J.                                           Senior Vice President
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Wheeler, Gerald W.                                          Senior Vice President, Chief Compliance Officer,
                                                            General Counsel
----------------------------------------------------------- ---------------------------------------------------------


         NWQ currently serves as subadvisor (but not investment advisor) to several other mutual funds with similar objectives to the Large Cap Value Fund and Large Cap Value Fund II. The following chart contains a description of these funds and the compensation paid to NWQ for its sub-advisory services:

-------------------------------- ---------------------- -------------------------------- ---------------------
Name of Fund                     Approximate Total      Subadvisory Fee (annually, as    Waiver of
                                 Fund Assets as of      % of average daily net assets)   Subadvisory Fee
                                 December 31, 2004
-------------------------------- ---------------------- -------------------------------- ---------------------
-------------------------------- ---------------------- -------------------------------- ---------------------
HSBC Investor Value Fund         $64.88 million         0.35% up to $500 million;        None
                                                        0.30% over $500 million, up to
                                                        $1 billion; 0.25% in excess of
                                                        $1 billion
-------------------------------- ---------------------- -------------------------------- ---------------------
-------------------------------- ---------------------- -------------------------------- ---------------------
HSBC MM U.S. Value Equity        $3.22 million          0.35% of average net assets      None
Pooled
-------------------------------- ---------------------- -------------------------------- ---------------------
-------------------------------- ---------------------- -------------------------------- ---------------------
Integra Mutual Funds - NWQ       $57.87 million         0.80% on first $5 million;       None
U.S. Large Cap Value Fund                               0.60% on next $15 million;
                                                        0.50% over $20 million
-------------------------------- ---------------------- -------------------------------- ---------------------
-------------------------------- ---------------------- -------------------------------- ---------------------
MD PIM U.S. Equity Pool          $162 million           0.50% on first $100 million;     None
                                                        0.40% on next $100 million;
                                                        0.35% over $200 million
-------------------------------- ---------------------- -------------------------------- ---------------------
-------------------------------- ---------------------- -------------------------------- ---------------------
Merrill Lynch Global Selects $32.43 million 0.50% on first $150 million; None
Portfolios, plc ("Fund) - 0.40% for $150 million to $250 North American Large
Cap Value million; 0.30% for $250 I ("Sub-Fund") million to $1 billion; 0.25%
                                                        for over $1 billion
-------------------------------- ---------------------- -------------------------------- ---------------------


         Additional Information on the Funds

         The annual report for Large Cap Value Fund, which includes audited financial statements for its fiscal year ended April 30, 2005, was mailed to shareholders on or about June 29, 2005. The annual report for the Large Cap Value Fund II, which includes audited financial statements for its fiscal year ended December 31, 2004, was mailed to shareholders on or about February 28, 2005, and the semi-annual report for Large Cap Value Fund II, which includes unaudited financial statements for the period ended June 30, 2005, was mailed to shareholders on or about August 29, 2005. The Funds will promptly provide, without charge and upon request, a copy of the Funds' annual report and/or semi-annual reports. Requests for annual reports or semi-annual reports for the Funds may be made by writing to the Funds' principal executive offices located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 or by calling the Funds toll-free at 1-800-836-2211.

         The Funds' distributor is Edgewood Services, Inc.,
5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

         The co-administrators for the Funds are M&T Securities, Inc., One M&T Plaza, Buffalo, NY 14203; and Federated Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.


                                 August __, 2005

















IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-836-2211.









         Edgewood Services, Inc., Distributor

         Cusip 55376T684
         Cusip 55376T676
         Cusip 55376T668
         Cusip 55376T650
         33398 (08/05)